SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2004
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On April 30, 2004 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended March 31, 2004, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended March 31, 2004 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  May 14, 2004                         By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                 March 31,     February 29,
                                                    2004          2004
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   11,873    $   16,258
    Accounts Receivable, Net                             --            --
    Inventories                                      45,930        46,054
    Other Receivables                                 5,862         6,942
    Prepaid Expenses                                  2,354         2,792
                                                  ---------     ---------
    Total Current Assets                             66,019        72,046
                                                  ---------     ---------

    Land and Buildings                               19,643        19,643
    Fixtures, Furniture and Vehicles                  9,461         9,429
    Leasehold Improvements                           24,976        24,825
    Construction in Progress                            835           781
                                                  ---------     ---------
    Total Property and Equipment                     54,915        54,678
    Accumulated Depreciation and Amortization        24,912        24,605
                                                  ---------     ---------
    Property and Equipment, Net                      30,003        30,073
                                                  ---------     ---------

    Other Assets                                     88,100        88,222
                                                  ---------     ---------
    TOTAL ASSETS                                 $  184,122    $  190,341
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  3,839         7,965
    Accrued Expenses                                 20,097        21,042
    Income Tax Currently Payable                         --            --
    Deferred Revenue                                  6,817         8,047
                                                  ---------     ---------
    Total Current Liabilities                        30,753        37,054
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               706,044       706,068

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (915,072)     (915,178)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (552,675)     (552,781)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  184,122    $  190,341
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended    One Month Ended
                                           March 31, 2004      March 31, 2004
                                         ------------------  ------------------

Sales                                              $ 27,567           $ 27,567
Costs of Sales                                       15,326             15,326
                                                    -------            --------
    Maintained Margin                                12,241             12,241


Other Income                                          2,102              2,102
                                                    -------            --------
    Total Income                                     14,343             14,343


Selling, General & Administrative Expense            14,224             14,224
Interest Expense                                         35                 35
                                                    -------            --------
    Total Operating Expense                          14,258             14,258

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes            85                 85

Reorganization Items:
  Store and Distribution Center Exit Costs               --                 --
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                 --
  Interest Income                                        --                 --
  Trustee Fees                                           --                 --
  Professional Fees                                    (547)              (547)
                                                    -------            --------
     Total Reorganization Items                        (547)              (547)

Delivered Sales Adjustment                              568                568
                                                    -------            --------
Income (Loss) Before Income Taxes                       106                106
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $    106           $    106
                                                    =======            ========

Income (Loss) per Share                            $   0.00           $   0.00

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended     One Month Ended
                                            March 31, 2004      March 31, 2004
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $    106          $      106
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      307                 307
   Reorganization items                               547                 547
   Sold not delivered adjustment                     (568)               (568)
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                            1,343               1,343
       Inventories                                   (579)               (579)
       Prepaid expenses                               438                 438
       Deferred taxes                                  --                  --
       Deferred revenue                                (4)                 (4)
       Accounts payable                            (4,150)             (4,150)
       Accrued expenses                            (1,588)             (1,588)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (4,147)             (4,147)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (239)               (239)
  Disposals of property and equipment                   1                   1
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  --
  Miscellaneous investments                            --                  --
                                                 ---------           ---------
Net cash provided by investing activities            (238)               (238)
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --                  --
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --                  --
                                                 ---------           ---------
Net increase (decrease) in cash                    (4,385)             (4,385)
Cash at beginning of period                        16,258              16,258
                                                 ---------           ---------
Cash at end of period                           $  11,873          $   11,873
                                                 =========           =========
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